UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                May 29, 2015

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On June 2, 2015, M. Kevin McEvoy, our Chief Executive Officer, will meet with institutional investors at the RBC Global Energy & Power Executive Conference in New York, NY. Interested parties may view the handout for the institutional investor meetings by using the Investor Relations link at Oceaneering's website, www.oceaneering.com, beginning on May 29, 2015 at approximately 4:00 p.m. Central Daylight Saving Time.
The handout includes a reconciliation of the non-GAAP term EBITDA used therein.
The information furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Please note that certain information contained in the handouts and presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the "Safe Harbor" provisions of those statutes. Forward-looking statements are generally accompanied by words such as "estimate," "project," "predict," "believe," "expect," "anticipate," "plan," "guidance," "forecast," "budget," "goal" or other words that convey the uncertainty of future events or outcomes. Among other items, the forward-looking statements in the handouts for the presentation and accompanying prepared statements include statements regarding:

•	Our estimates of our relative business exposures to each of the phases of the offshore life cycle;

•	Our projection that all of our oilfield business segments will have lower operating income in 2015 than in 2014;

•	Our expectations that our 2015 earnings per share will be in the range of $2.80 to $3.20, including the impact of:

▪	our acquisition of C & C Technologies, Inc. ("C&C");

▪	our right-sizing and cost cutting initiatives we have underway; and

▪	our intent to take further measures if demand falls short of our expected levels;

•	Our belief that the precipitous declines in demand and pricing taking place within the oilfield markets we serve are unrivaled in recent history;

•	Our expectation that our earnings for the last three quarters of 2015 will largely be determined by vessel-based inspection, maintenance and repair, or IMR, work and floating rig use;

•
Our belief that the majority of IMR activity is performed on a "call out" or "spot market" basis, and it impacts the results of our ROV, Subsea Products, particularly tooling, and Subsea Projects segments;

•
Our belief that IMR jobs normally have low visibility, but in 2015, when most of our customers are curtailing operating expense spending, the risks associated with this work materializing are higher than normal;

•
Our belief that our results will continue to be dependent on floating rig use, and our anticipation of follow on work for about half our approximately 7,000 uncontracted ROV days on 50 rigs with contracts expiring in 2015;

•	The major considerations for our earnings outlook for 2015 compared to 2014, for our oilfield business operations including the following:

▪	ROVs on:

◦	lower service demand for drilling support and vessel-based projects:

◦	less fleet days on hire and lower utilization;

◦	reduced average pricing; and

◦	no material change in overall fleet size;

▪
Subsea Products on the expectation that our short cycle businesses, such as tooling, will experience lower demand and our expectation of lower demand to support field abandonment projects and BOP control system replacements;

▪
Subsea Projects on lower vessel pricing in the Gulf of Mexico and reduced use of a third dynamically positioned vessel by BP on their Angola project, with the operating income decline in Subsea Projects somewhat mitigated by the expected income contributions from:

◦	Angola diving services, and

◦	our data solutions group, including our acquisition of AIRSIS in 2014;

▪	Asset Integrity on a lower level of activity as a result of planned maintenance deferrals by our customers and generally lower pricing;

•	Our anticipation that, due to depressed offshore activity levels, C&C operations will be neutral to our 2015 earnings and accretive to our 2015 cash flow;

•	Our expectation that demand for subsea asset integrity services will grow, and our belief that we are in a leadership position to take advantage of this developing market as it materializes;

•
Our belief that our four primary subsea asset integrity tools offer us a growth opportunity in a developing market and complement our already extensive range of subsea inspection, maintenance, and repair offerings;

•	Our belief that our ability to develop and apply new technologies subsea helps us maintain our leadership position in the deepwater services universe;

•	Our expectation that our liquidity and projected cash flow in 2015 will provide us with ample resources to continue investing in our future and continue returning capital to our shareholders;

•	Our anticipated 2015 EBITDA of at least $680 million in 2015;

•	Our intent to be fairly conservative with our leverage ratio;

•	Our expectation to reduce our 2015 organic Capex to between $200 million and $250 MM, largely on lower ROV spending;

•
Our anticipation that the number of acquisition opportunities that come to market may escalate in a lower oil price environment and our belief that we are financially positioned to make additional investments;

•	Our intent to continue to pursue acquisitions that augment our service and product offerings, or add technologies;

•	Our intent to allocate capital, in order of priority, as follows:

▪	organic capital expenditures;

▪	acquisitions;

▪	cash dividends, which for 2015 at $0.27 per quarter equates to approximately $108 million based on around 100.0 million shares outstanding; and

▪	share repurchases;

•	Our intent to continue our practice of announcing share repurchases after they occur on a quarterly basis;

•	Our expectation that our 2015 EPS will be lower than our 2014 EPS;

•	Our belief that we are well positioned to make the most of this challenging time ;

•
Our belief that our commanding competitive position, technology leadership, and strong balance sheet and cash flow enable us to continue investing in the company's future as opportunities arise and continue returning capital to our shareholders and our intent to do so;

•
Our expectation that deepwater will continue to play a critical role in global oil supply growth despite its large capital commitments, technological challenges, and current commodity price environment; and

•	Our anticipation that demand for our deepwater services and products will rebound and rise over time, and that our long-term business prospects remain promising.

These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand for oil and gas;

•	general economic and business conditions and industry trends;

•	delays in deliveries of deepwater drilling rigs;

•	delays in deepwater development activities;

•	the ability of the Organization of Petroleum Exporting Countries, or OPEC, to set and maintain production levels;

•	the level of production by non-OPEC countries;

•	the ability of oil and gas companies to generate funds for capital expenditures;

•	domestic and foreign tax policy;

•	laws and governmental regulations that restrict exploration and development of oil and gas in various offshore jurisdictions;

•	technological changes;

•	the political environment of oil-producing regions;

•	the price and availability of alternative fuels; and

•	overall economic conditions.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2014 and our subsequent Quarterly Reports on Form 10-Q.

Except as required by applicable law, we do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	May 29, 2015	By:	/S/ ROBERT P. MINGOIA
Robert P. Mingoia
Vice President and Treasurer